Exhibit T3F

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of December 18, 1996

Trust Indenture Act                                              Indenture
       Section                                                    Section
-------------------                                              ---------
  310(a)(1)....................................................  7.10
     (a)(2)....................................................  7.10
     (a)(3)....................................................  N.A.
     (a)(4)....................................................  N.A.
     (a)(5)....................................................  7.10
     (b).......................................................  7.8; 7.10; 13.2
     (c).......................................................  N.A.
  311(a).......................................................  7.11
     (b).......................................................  7.11
     (c).......................................................  N.A.
  312(a).......................................................  2.5
     (b).......................................................  13.3
     (c).......................................................  13.3
  313(a).......................................................  7.6
     (b)(1)....................................................  N.A.
     (b)(2)....................................................  7.6
     (c).......................................................  7.6; 13.2
     (d).......................................................  7.6
  314(a).......................................................  4.10; 13.2
     (b).......................................................  N.A.
     (c)(1)....................................................  7.2; 13.4
     (c)(2)....................................................  7.2; 13.4
     (c)(3)....................................................  N.A.
     (d).......................................................  N.A.
     (e).......................................................  11.5
     (f).......................................................  N.A.
  315(a).......................................................  7.1(b)
     (b).......................................................  7.5; 13.2
     (c).......................................................  7.1(a)
     (d).......................................................  7.1(c)
     (e).......................................................  6.11
  316(a)(last sentence)........................................  2.9
     (a)(1)(A).................................................  6.5
     (a)(1)(B).................................................  6.4
     (a)(2)....................................................  N.A.
     (b).......................................................  6.7
  317(a)(1)....................................................  6.8
     (a)(2)....................................................  6.9

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

     (b).......................................................  2.4
  318(a) ......................................................  13.1
     (c).......................................................  13.1

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N.A. means Not Applicable


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